                       AIM VARIABLE INSURANCE FUNDS, INC.

                        AIM V.I. DIVERSIFIED INCOME FUND


                        Supplement dated October 9, 1996
                      to the Prospectus dated May 1, 1996


The fourth sentence of the second paragraph under the caption "Investment Objective and Programs - Investment Objective" on page 3 is revised to read in its entirety as follows:

       "The Fund may invest up to 10% of its total assets in common stocks, preferred stocks, similar equity securities and convertible securities of U.S. and foreign companies."

The second sentence of the first paragraph under the caption "Certain Investment Strategies and Techniques" on page 4 is revised to read in its entirety as follows:

       "The Fund may: (1) invest in money market obligations, foreign securities (including ADRs and EDRs), repurchase agreements, reverse repurchase agreements, taxable municipal securities, illiquid securities and Rule 144A securities; (2) invest in U.S. Government Agency Mortgage-Backed Securities;
       (3) purchase or sell securities on a delayed delivery or when-issued basis and may borrow money; and (4) lend portfolio securities and make short sales "against the box.""